UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 11, 2003
                                                --------------------------------

   J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2003, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp.,
         Commercial Mortgage Pass-Through Certificates, Series 2003-ML1)
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             (Exact name of registrant as specified in its charter)



        New York                   333-85954-08                  13-3789046
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  270 Park Avenue
                  New York, New York                                10017
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      (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code (212) 834-9299
                                                  ------------------------------



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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-ML1. On April 11, 2003, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wachovia Bank, National Association, as servicer, Lennar Partners, Inc., as special servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-ML1 (the "Certificates"), issued in nineteen classes. The Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of April 11, 2003, of $832,190,000 were sold to J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of March 28, 2003, between the Company and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for themselves and as representatives of the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(EX-4) Pooling and Servicing Agreement, dated as of April 1, 2003, among J.P. Morgan Chase Commercial Mortgage Securities Corp., Wachovia Bank, National Association, Lennar Partners, Inc., LaSalle Bank National Association and ABN AMRO Bank N.V.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 23, 2002


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.



                                       By:     /s/ Charles Y. Lee
                                               ------------------------------
                                       Name:   Charles Y. Lee
                                       Title:  Vice President

                                INDEX TO EXHIBITS


                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(EX-4)                  Pooling and Servicing                           E
                        Agreement, dated as of April
                        1, 2003, among J.P. Morgan
                        Chase Commercial Mortgage
                        Securities Corp., Wachovia
                        Bank, National Association,
                        Lennar Partners, Inc.,
                        LaSalle Bank National
                        Association and ABN AMRO
                        Bank N.V.

                                    EXHIBIT 4
                                    ---------




                         POOLING AND SERVICING AGREEMENT